UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☐                        Filed by a Party other than the Registrant  ☒

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

TICC CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

TPG Specialty Lending, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On August 15, 2016, TPG Specialty Lending, Inc. issued the following press release:

TPG Specialty Lending, Inc. Urges TICC Capital Corp. Stockholders to Elect T. Kelley Millet to TICC’s Board of Directors

Recommends Replacing an Ineffective Director with TSLX’s Highly Qualified and Independent Nominee to Bring a New Independent Perspective to the TICC Board and Effect Change at TICC

Outlines How TICC’s Current Directors Have Failed to Prevent a Decade of Abysmal Returns and Inappropriate Governance Practices at TICC

Urges TICC Stockholders to Vote the GOLD Proxy Card to Elect T. Kelley Millet to the TICC Board and Terminate TICC’s External Adviser’s Contract

NEW YORK—(BUSINESS WIRE)—TPG Specialty Lending, Inc. (“TSLX”; NYSE: TSLX), a specialty finance company focused on lending to middle-market companies, today issued a letter to TICC Capital Corp. (“TICC”; NASDAQ: TICC) stockholders recommending that stockholders elect TSLX’s highly qualified and independent nominee, T. Kelley Millet, to TICC’s Board of Directors at the 2016 Annual Meeting on September 2, 2016. Please click here to view the full letter: http://www.changeticcnow.com/content/uploads/2016/08/TSLX-Urges-TICC-Stockholders-to-Elect-Millet.pdf.

TSLX outlines how TICC’s current directors, including Tonia Pankopf, have failed to stop management from pursuing a strategy that has resulted in a decade of failed returns and inappropriate governance practices at TICC. In addition, TSLX describes how Mr. Millet’s more than 30 years of experience across the financial sector, including proven credit industry leadership roles as a CEO and director, make him the ideal independent candidate to effect much-needed change at TICC.

TSLX’s letter reiterates its commitment to delivering meaningful change and real value to TICC stockholders. The letter urges stockholders to protect their investment in TICC by signing and returning the GOLD proxy card voting FOR the termination of TICC’s investment advisory agreement and FOR the election of Mr. Millet to TICC’s Board of Directors.

TSLX’s proxy materials are also available through the SEC’s website and at www.changeTICCnow.com.

About TPG Specialty Lending

TPG Specialty Lending, Inc. (“TSLX” or the “Company”) is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSLX is externally managed by TSL Advisers, LLC, a Securities and Exchange Commission registered investment adviser. TSLX leverages the deep investment, sector, and operating resources of TPG Special Situations Partners, the dedicated special situations and credit platform of TPG, with over $16 billion of assets under management as of March 31, 2016, and the broader TPG platform, a global private investment firm with over $74 billion of assets under management as of March 31, 2016. For more information, visit the Company’s website at www.tpgspecialtylending.com.

Forward-Looking Statements

Information set forth herein may contain forward-looking statements, including, but not limited to, statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TICC Capital Corp. (“TICC”), statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TPG Specialty Lending, Inc. (“TSLX”), and statements with regard to TSLX’s proposed business combination transaction with TICC (including any financing required in connection with a possible transaction and the benefits, results, effects and timing of a possible transaction). Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of TSLX, TICC and/or the combined businesses of TSLX and TICC, including, but not limited to, statements containing words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside” and other similar expressions, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of TSLX based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from TSLX’s expectations as a result of a variety of factors including, without limitation, those discussed below. Such forward-looking statements are based upon TSLX’s current expectations and include known and unknown risks, uncertainties and other factors, many of which TSLX is unable to predict or control, that may cause TSLX’s plans with respect to TICC or the actual results or performance of TICC, TSLX or TICC and TSLX on a combined basis to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in TSLX’s filings with the Securities and Exchange Commission (“SEC”).

Risks and uncertainties related to a possible transaction include, among others, uncertainty as to whether TSLX will further pursue, enter into or consummate a transaction on the terms set forth in its proposal or on other terms, uncertainty as to whether TICC’s board of directors will engage in good faith, substantive discussions or negotiations with TSLX concerning its proposal or any other possible transaction, potential adverse reactions or changes to business relationships resulting from the announcement or completion of a transaction, uncertainties as to the timing of a transaction, adverse effects on TSLX’s stock price resulting from the announcement or consummation of a transaction or any failure to complete a transaction, competitive responses to the announcement or consummation of a transaction, the risk that regulatory or other approvals and any financing required in connection with the consummation of a transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to a potential integration of TICC’s businesses and operations with TSLX’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from a transaction, unexpected costs, liabilities, charges or expenses resulting from a transaction, litigation relating to a transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.

In addition to these factors, other factors that may affect TSLX’s plans, results or stock price are set forth in TSLX’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.

Many of these factors are beyond TSLX’s control. TSLX cautions investors that any forward-looking statements made by TSLX are not guarantees of future performance. TSLX disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Third Party-Sourced Statements and Information

Certain statements and information included herein have been sourced from third parties. TSLX does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein. All information in this communication regarding TICC, including its businesses, operations and financial results, was obtained from public sources. While TSLX has no knowledge that any such information is inaccurate or incomplete, TSLX has not verified any of that information. TSLX reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. TSLX disclaims any obligation to update the data, information or opinions contained herein.

Proxy Solicitation Information

In connection with TSLX’s solicitation of proxies for the 2016 annual meeting of TICC stockholders in favor of (a) the election of TSLX’s nominee to serve as a director of TICC and (b) TSLX’s proposal to terminate the Investment Advisory Agreement, dated as of July 1, 2011, by and between TICC and TICC Management, LLC, as contemplated by Section 15(a) of the Investment Company Act of 1940, as amended, TSLX filed an amended definitive proxy statement in connection therewith on Schedule 14A with the SEC on July 14, 2016 (the “TSLX Proxy Statement”). TSLX has mailed the TSLX Proxy Statement and accompanying GOLD proxy card to stockholders of TICC. This communication is not a substitute for the TSLX Proxy Statement.

TSLX STRONGLY ADVISES ALL STOCKHOLDERS OF TICC TO READ THE TSLX PROXY STATEMENT AND THE OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH TSLX PROXY MATERIALS ARE AND WILL BECOME AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV AND ON TSLX’S WEBSITE AT HTTP://WWW.TPGSPECIALTYLENDING.COM. IN ADDITION, TSLX WILL PROVIDE COPIES OF THE TSLX PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TSLX’S PROXY SOLICITOR AT TPG@MACKENZIEPARTNERS.COM.

The participants in the solicitation are TSLX and T. Kelley Millet, and certain of TSLX’s directors and executive officers may also be deemed to be participants in the solicitation. As of the date hereof, TSLX beneficially owned 1,633,719 shares of common stock of TICC. As of the date hereof, Mr. Millet did not directly or indirectly beneficially own any shares of common stock of TICC.

Security holders may obtain information regarding the names, affiliations and interests of TSLX’s directors and executive officers in TSLX’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 24, 2016, its proxy statement for the 2016 annual meeting of TSLX stockholders, which was filed with the SEC on April 8, 2016, and certain of its Current Reports on Form 8-K. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the TSLX Proxy Statement and other relevant materials to be filed with the SEC (if and when available).

This document shall not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Investors

TPG Specialty Lending, Inc.

Lucy Lu, 212-601-4753

llu@tpg.com

or

MacKenzie Partners, Inc.

Charlie Koons, 800-322-2885

tpg@mackenziepartners.com

or

Media

TPG Specialty Lending, Inc.

Luke Barrett, 212-601-4752

lbarrett@tpg.com

or

Abernathy MacGregor

Tom Johnson or Dan Scorpio, 212-371-5999

tbj@abmac.com / dps@abmac.com

August 15, 2016
Fellow TICC Stockholders:
As you well know, an experienced, highly qualified and independent director is desperately needed on the Board of TICC Capital Corp. (“TICC” or the “Company”). This entrenched Board has Lme and again aMempted to gloss over a decade of underperformance and to disenfranchise stockholders – the true owners of TICC.
As the largest single stockholder of TICC, TPG Specialty Lending, Inc. (“TSLX”) has nominated T. Kelley Millet to be elected to the Board at TICC’s 2016 Annual MeeLng on September 2, 2016. Mr. Millet is highly qualified and independent, and he will prioriLze stockholders’ interests.
It is your right as a stockholder to vote for change at TICC. VOTE THE ENCLOSED GOLD CARD NOW to protect your investment and end more than a decade of failure at TICC.
We urge you to vote today to elect our highly qualified and independent nominee, T. Kelley Millet, to TICC’s Board of Directors and to terminate the investment advisory agreement between TICC and its external adviser.
Remember, stockholders have the right, under the Investment Company Act of 1940, as amended, to terminate the external adviser’s contract without the payment of any penalty or premium by stockholders.
Sincerely,
TPG Specialty Lending, Inc.
Joshua Easterly
Chairman and Co-Chief Executive Officer
Michael Fishman
Co-Chief Executive Officer
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF
FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT
WWW.CHANGETICCNOW.COM

TPG SPECIALTY LENDING

THE ACTIONS OF TICC'S BOARD DEMONSTRATE A STUNNING LACK OF INDEPENDENCE. YOU DESERVE BETTER!

We believe the "independent" directors of TICC, including Tonia Pankopf, have done little to prevent the Company's management and interested directors from destroying stockholder value and pursuing inappropriate governance practices.

TICC'S "INDEPENDENT" DIRECTORS HAVE SUPPORTED THE FOLLOWING:

- ✗ **Failure to run a complete and fair process to evaluate offers from third parties that would deliver better value to stockholders**
- ✗ **Refusal to add independent, experienced directors aligned with stockholders' interests**
- ✗ **Inadequate disclosure in a conflicted transaction, which led a federal judge to find that TICC likely violated securities laws and misled stockholders**
- ✗ **Appointment of Mr. Novak to be "independent" Chairman of the Board after a 12-year tenure on the Board and documented poor corporate governance practices**
- ✗ **Unprecedented delay in scheduling the 2016 annual meeting at the same time as insiders accumulated 1.8 million shares AND failure to implement a share buyback program that would benefit ALL stockholders**
- ✗ **Continued payment of a dividend that consists in part of investment capital, which has contributed to a significant decline in net asset value ("NAV")**

Why should you trust the "independent" members of this Board?

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

TPG SPECIALTY LENDING

TICC'S BOARD HAS PRESIDED OVER A DECADE OF UNACCEPTABLE TOTAL RETURNS. VOTE TO END THIS FAILED STRATEGY!



Indexed Total Return (%)
350%
300%
250%
200%
150%
100%
50%
0%
254%
172%
117%
104%
70%
62%
TICC's total returns underperform every significant benchmark
Nov-2003
Nov-2005
Nov-2007
Nov-2009
Nov-2011
Nov-2013
Nov-2015
S&P 500
U.S. Treasuries
Investment Grade Corporate Debt
High Yield Corporate Debt
BDC Composite
TICC Capital Corp-

(1) Total return calculation includes share price appreciation and cumulative dividends paid
(2) TICC and benchmark returns indexed to November 21, 2003.
(3) BDC Composite comprised of ACAS, AINV, ARCC, BKCC, FSC, GBDC, HTGC, MAIN, MCC, NMFC, PNNT, PSEC, SLRC, TCAP, and TCRD
Note: Market data as of August 4, 2016
Source: Bloomberg, fixed income benchmark data from Markit iBoxx

TICC's external adviser and the current Board of Directors are responsible for the Company's total returns, which have **underperformed every significant benchmark since its IPO in 2003**.

These results are unacceptable to us. We believe the existing external adviser and the Board have proven incapable of delivering competitive returns.

Make your voice heard. Replace an ineffective director with T. Kelley Millet, who is experienced, highly qualified and independent. VOTE GOLD TODAY.

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

TPG SPECIALTY LENDING

T. KELLEY MILLET WILL BRING A NEW, INDEPENDENT PERSPECTIVE TO THE TICC BOARD OF DIRECTORS.



T. Kelley Millet has more than 30 years of experience across the financial sector – including broad credit industry experience.

Throughout his career he has demonstrated a strong commitment to sound corporate governance and stockholder alignment.

He brings deep origination experience, having originated secured bank loans, private placements, asset backed securities and agency mortgages.

In his career, he has been responsible for valuation and marks across all fixed income asset classes.

Mr. Millet has significant experience as a CEO, senior credit executive and director, and will bring proven leadership to TICC.

- ✓ Currently CEO of Banca IMI Securities, a provider of banking and brokerage services to institutional investors
- ✓ Serves on the Board of Directors of Investment Technology Group, Inc.
- ✓ Recently held CEO and senior leadership roles at Pierpont Securities LLC, Cortview Capital Holdings Inc., and MarketAxess Holdings Inc.
- ✓ Previously Global Head of Capital Markets and Credit Trading at Bear Stearns & Co. and Managing Director, Head of Global Syndicate and Capital Markets at JPMorgan Chase & Co.

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

TPG SPECIALTY LENDING

T. KELLEY MILLET IS THE IDEAL CANDIDATE TO EFFECT MUCH-NEEDED CHANGE AT TICC.

Mr. Millet is highly qualified to serve on TICC's Board, with a proven track record of:

- ✓ **Successfully reinvigorating companies**
- ✓ **Driving substantial growth**
- ✓ **Prioritizing stockholders' interests and investments**

Mr. Millet will work to improve TICC's performance by actively engaging other TICC Board members in a full discussion of the issues facing TICC in order to effect positive change for the benefit of stockholders.

We believe the addition of Mr. Millet – a truly independent voice for stockholders – will increase the likelihood that stockholders will benefit from:

- **A better asset manager**
- **A meaningful share repurchase program**
- **Value-creating opportunities that accompany a best-in-class external adviser**

Vote **FOR** Mr. Millet and **FOR** our proposal to terminate the external adviser to give TICC's stockholders the opportunity to achieve improved returns.

MR. MILLET'S INDEPENDENT LEADERSHIP WILL SIGNIFICANTLY BENEFIT TICC'S LONG-SUFFERING STOCKHOLDERS.

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

If you have any questions concerning this letter OR HOW TO VOTE, please call MacKenzie Partners, Inc. at one of the phone numbers listed below.

105 Madison Avenue
New York, NY 10016
(212) 929-5500 (call collect)
or
TOLL-FREE (800) 322-2885
TPG@mackenziepartners.com

About TPG Specialty Lending

TPG Specialty Lending, Inc. ("TSLX" or the "Company") is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSLX is externally managed by TSL Advisers, LLC, a Securities and Exchange Commission registered investment adviser. TSLX leverages the deep investment, sector, and operating resources of TPG Special Situations Partners, the dedicated special situations and credit platform of TPG, with over $16 billion of assets under management as of March 31, 2016, and the broader TPG platform, a global private investment firm with over $74 billion of assets under management as of March 31, 2016. For more information, visit the Company's website at www.tpgspecialtylending.com.

Forward-Looking Statements

Information set forth herein may contain forward-looking statements, including, but not limited to, statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TICC Capital Corp. ("TICC"), statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TPG Specialty Lending, Inc. ("TSLX"), and statements with regard to TSLX's proposed business combination transaction with TICC (including any

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

TPG SPECIALTY LENDING

financing required in connection with a possible transaction and the benefits, results, effects and timing of a possible transaction). Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of TSLX, TICC and/or the combined businesses of TSLX and TICC, including, but not limited to, statements containing words such as anticipate," "approximate," "believe," "plan," "estimate," "expect," "project," "could," "would," "should," "will," "intend," "may," "potential," "upside" and other similar expressions, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of TSLX based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from TSLX's expectations as a result of a variety of factors including, without limitation, those discussed below. Such forward-looking statements are based upon TSLX's current expectations and include known and unknown risks, uncertainties and other factors, many of which TSLX is unable to predict or control, that may cause TSLX's plans with respect to TICC or the actual results or performance of TICC, TSLX or TICC and TSLX on a combined basis to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in TSLX's filings with the Securities and Exchange Commission ("SEC").

Risks and uncertainties related to a possible transaction include, among others, uncertainty as to whether TSLX will further pursue, enter into or consummate a transaction on the terms set forth in its proposal or on other terms, uncertainty as to whether TICC's board of directors will engage in good faith, substantive discussions or negotiations with TSLX concerning its proposal or any other possible transaction, potential adverse reactions or changes to business relationships resulting from the announcement or completion of a transaction, uncertainties as to the timing of a transaction, adverse effects on TSLX's stock price resulting from the announcement or consummation of a transaction or any failure to complete a transaction, competitive responses to the announcement or consummation of a transaction, the risk that regulatory or other approvals and any financing required in connection with the consummation of a transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to a potential integration of TICC's businesses and operations with TSLX's businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from a transaction, unexpected costs, liabilities, charges or expenses resulting from a transaction, litigation relating to a transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.

In addition to these factors, other factors that may affect TSLX's plans, results or stock price are set forth in TSLX's Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.

Many of these factors are beyond TSLX's control. TSLX cautions investors that any forward-looking statements made by TSLX are not guarantees of future performance. TSLX disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Third Party-Sourced Statements and Information

Certain statements and information included herein have been sourced from third parties. TSLX does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

All information in this communication regarding TICC, including its businesses, operations and financial results, was obtained from public sources. While TSLX has no knowledge that any such information is inaccurate or incomplete, TSLX has not verified any of that information. TSLX reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. TSLX disclaims any obligation to update the data, information or opinions contained herein.

Proxy Solicitation Information

In connection with TSLX's solicitation of proxies for the 2016 annual meeting of TICC stockholders in favor of (a) the election of TSLX's nominee to serve as a director of TICC and (b) TSLX's proposal to terminate the Investment Advisory Agreement, dated as of July 1, 2011, by and between TICC and TICC Management, LLC, as contemplated by Section 15(a) of the Investment Company Act of 1940, as amended, TSLX filed an amended definitive proxy statement in connection therewith on Schedule 14A with the SEC on July 14, 2016 (the "TSLX Proxy Statement"). TSLX has mailed the TSLX Proxy Statement and accompanying **GOLD** proxy card to stockholders of TICC. This communication is not a substitute for the TSLX Proxy Statement.

TSLX STRONGLY ADVISES ALL STOCKHOLDERS OF TICC TO READ THE TSLX PROXY STATEMENT AND THE OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH TSLX PROXY MATERIALS ARE AND WILL BECOME AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV AND ON TSLX'S WEBSITE AT HTTP://WWW.TPGSPECIALTYLENDING.COM. IN ADDITION, TSLX WILL PROVIDE COPIES OF THE TSLX PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TSLX'S PROXY SOLICITOR AT TPG@MACKENZIEPARTNERS.COM.

The participants in the solicitation are TSLX and T. Kelley Millet, and certain of TSLX's directors and executive officers may also be deemed to be participants in the solicitation. As of the date hereof, TSLX beneficially owned 1,633,719 shares of common stock of TICC. As of the date hereof, Mr. Millet did not directly or indirectly beneficially own any shares of common stock of TICC.

Security holders may obtain information regarding the names, affiliations and interests of TSLX's directors and executive officers in TSLX's Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 24, 2016, its proxy statement for the 2016 annual meeting of TSLX stockholders, which was filed with the SEC on April 8, 2016, and certain of its Current Reports on Form 8-K. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the TSLX Proxy Statement and other relevant materials to be filed with the SEC (if and when available).

This document shall not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM